FIDELITY FEDERAL SAVINGS BANK OF FLORIDA

             SENIOR MANAGEMENT PERFORMANCE INCENTIVE AWARD PROGRAM


                                  Adopted 1979
                             Amended August 22, 1990
                            Amended December 1, 1993
                            Restated December 1, 1998

                                TABLE OF CONTENTS


                                                          PAGE
                                                      -----------


ARTICLE I--PURPOSE..........................................1

ARTICLE II--DEFINITIONS.....................................1

  2.1      Award............................................1
  2.2      Bank.............................................1
  2.3      Code.............................................1
  2.4      Committee........................................1
  2.5      Company..........................................1
  2.6      Director.........................................1
  2.7      Non-Employee Director............................1
  2.8      ERISA............................................2
  2.9      Program..........................................2
  2.10     Recipient........................................2

ARTICLE III--administration of the program..................2

ARTICLE IV--effective date of the program, as amended.......2

ARTICLE V--eligibility......................................2

ARTICLE VI--determination of awards.........................3

  6.1      Award Fund.......................................3
  6.2      Individual Awards................................3
  6.3      Employee Rights Under This Program...............3

ARTICLE VII--payment of awards..............................3

  7.1      Timing of Awards.................................3
  7.2      Payment of Awards................................3

ARTICLE VIII--amendment or termination of program...........3

ARTICLE IX--general provisions..............................4

  9.1      Program Expenses.................................4
  9.2      Vested Rights....................................4
  9.3      Right to Continued Employment....................4
  9.4      Decisions of Committee...........................4
  9.5      Governing Law....................................4

                    FIDELITY FEDERAL SAVINGS BANK OF FLORIDA

              SENIOR MANAGEMENT PERFORMANCE INCENTIVE AWARD PROGRAM



                               ARTICLE I--PURPOSE

         The purpose of this Program is to reward selected members of senior management for their contributions to the annual performance of Fidelity Federal Savings Bank of Florida and to provide the opportunity for these executives to be rewarded for future earnings growth.


                             ARTICLE II--DEFINITIONS

2.1      Award

         "Award" means the grant by the Committee of an incentive award, as provided in the Program.

2.2      Bank

         "Bank" means the Fidelity Federal Savings Bank of Florida and its successors.

2.3      Code

         "Code" means the Internal Revenue Code of 1986, as amended.

2.4      Committee

         "Committee" means the Executive Compensation Committee of the Bank's Board of Directors referred to in Article III hereof.

2.5      Company

         "Company" means Fidelity Bankshares, Inc., the holding company of the Bank.

2.6      Director

         "Director" means any director of the Bank.

2.7      Non-Employee Director

               "Non-Employee Director" means, for purposes of the Plan, a director who (a) is not employed by the Company or an affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under
         Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

          Page 1 SENIOR MANAGEMENT PERFORMANCE INCENTIVE AWARD PROGRAM

2.8      ERISA

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.9      Program

         "Program" means the Fidelity Federal Savings Bank of Florida Senior Management Performance Incentive Award Program.

2.10     Recipient

         "Recipient" means any executive officer or member of senior management of the Bank or a subsidiary who is selected by the Committee to receive an Award.


                   ARTICLE III--ADMINISTRATION OF THE PROGRAM

         The Program will be administered by the Executive Compensation Committee of the Bank's Board of Directors (the "Committee") consisting of three
(3) or more members, each of whom shall be Non-Employee Directors. The Committee shall have full responsibility and authority to interpret, administer and alter the Program as necessary. The Committee's authority will include the determination of eligibility and award amounts, establishment from time to time of regulations for administration of the Program, and any Program changes they may deem necessary.

         A majority of the Committee shall constitute a quorum, and the acts of the majority of the members present, or acts approved in writing by a majority of the Committee without a meeting shall be acts of the Committee.


              ARTICLE IV--EFFECTIVE DATE OF THE PROGRAM, AS AMENDED

         The Program was initially established in 1979. The Program has been periodically updated and amended from time to time. This restatement shall be effective on December 1, 1998.


                             ARTICLE V--ELIGIBILITY

         All key management employees who are in a position to make an important contribution to the Bank, or subsidiary of the Bank, and are employed during the full calendar year of the Program are eligible to participate in the Program. This will include all senior officers, vice presidents and above. The actual list of Recipients will be selected by the Committee each year. Senior officers will be informed of their participation in the Program prior to the beginning of each calendar year.

          Page 2 SENIOR MANAGEMENT PERFORMANCE INCENTIVE AWARD PROGRAM

                       ARTICLE VI--DETERMINATION OF AWARDS

         Awards will be determined in the following manner:

6.1      Award Fund

         A designated percentage (e.g., two percent (2%)) of the Company's net profit before tax will be used to determine the award fund. This percentage will be determined annually by the Board of Directors after taking into consideration such factors as the adequacy of profit performance to fully meet capital requirements.

6.2      Individual Awards

         The award fund will be distributed to individual Recipients pursuant to a formula developed by the Committee. Such formula may contain performance goals and other criteria as deemed appropriate by the Committee.

6.3      Employee Rights Under This Program

         No director, officer or employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Program or under any other incentive or similar plan of the Bank or any Affiliate.


                         ARTICLE VII--PAYMENT OF AWARDS

7.1      Timing of Awards

        Awards will be made as soon after the end of the calendar year as possible (e.g., 1993 awards are paid in 1994).

7.2      Payment of Awards

         Awards will be paid in cash or may be deferred at the election of the individual Recipient, if such Recipient is eligible to participate in a deferral plan.


                ARTICLE VIII--AMENDMENT OR TERMINATION OF PROGRAM

         The Board may, by resolution, at any time amend or terminate the Program. The Bank reserves the right to amend or cancel this Program at any time without advance notice to Recipients.

          Page 3 SENIOR MANAGEMENT PERFORMANCE INCENTIVE AWARD PROGRAM

                         ARTICLE IX--GENERAL PROVISIONS

9.1      Program Expenses

         All costs and expenses incurred in the operation and administration of this Program shall be borne by the Bank.

9.2      Vested Rights

         Nothing contained in this Program shall be construed as according any current, former or future Recipient with any vested rights to payments under the Program.

9.3      Right to Continued Employment

         Nothing contained in this Program shall be construed to confer upon any Recipient any legal right to continued employment with the Bank.

9.4      Decisions of Committee

         Any decision made, or action taken, by the Committee arising out of the Program will be within their absolute and sole discretion and will be binding on all persons.

9.5      Governing Law

         This Program shall be governed by the laws of the State of Florida.

         IN WITNESS WHEREOF, the Bank has caused this amended and restated Program to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the _____ day of _________________, 1998.


ATTEST:                              FIDELITY FEDERAL SAVINGS BANK
                                     OF FLORIDA


                                By:
------------------------------       -----------------------------------------
Patricia C. Clager, Secretary        Vince A. Elhilow, President and Chief
                                     Executive Officer


[SEAL]



          Page 4 SENIOR MANAGEMENT PERFORMANCE INCENTIVE AWARD PROGRAM

                    FIDELITY FEDERAL SAVINGS BANK OF FLORIDA

           NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES













                                   Effective ___________________________, 19____

                                TABLE OF CONTENTS

                                                                  PAGE
                                                              -----------

ARTICLE I--OVERVIEW.................................................1

ARTICLE II--DEFINITIONS.............................................1

  2.1      Award....................................................1
  2.2      Bank.....................................................1
  2.3      Beneficiary..............................................1
  2.4      Board....................................................1
  2.5      Change in Control........................................1
  2.6      Code.....................................................2
  2.7      Committee................................................2
  2.8      Common Stock.............................................2
  2.9      Company..................................................3
  2.10     Deferral Election........................................3
  2.11     Deferral Period..........................................3
  2.12     Deferred Amount..........................................3
  2.13     Designated Investment Allocation Date....................3
  2.14     Determination Date.......................................3
  2.15     Disability...............................................3
  2.16     Employer.................................................3
  2.17     ERISA....................................................3
  2.18     Normal Retirement........................................3
  2.19     Participant..............................................4
  2.20     Plan.....................................................4
  2.21     Program..................................................4
  2.22     Recipient................................................4

ARTICLE III--TERMS AND CONDITIONS OF THE DEFERRAL PROGRAM...........4

  3.1      Eligibility and Participation............................4
  3.2      Deferral Election........................................4
  3.3      Distribution of Deferral Election........................5
  3.4      Accelerated Distribution.................................5
  3.5      Change in Employment Status..............................5


                                       (i)

                                                                   Page
                                                                 --------
ARTICLE IV--PARTICIPANT ACCOUNTS....................................6

  4.1      Account..................................................6
  4.2      Crediting to Account.....................................6
  4.3      Determination Date.......................................6
  4.4      Vesting..................................................6
  4.5      Investments..............................................6
  4.6      Earnings.................................................6
  4.7      Account Balance..........................................7
  4.8      Transfer of Balance......................................7
  4.9      Distributions............................................7

ARTICLE V--DEATH BENEFITS...........................................7

  5.1      Death After Payment Commencement.........................7
  5.2      Death Before Payment Commencement........................7

ARTICLE VI--UNFORESEEABLE EMERGENCIES AND HARDSHIP WITHDRAWALS......7

  6.1      Unforeseeable Emergencies................................7
  6.2      Hardship Withdrawals.....................................8

ARTICLE VII--ACCELERATED DISTRIBUTION...............................9

  7.1      Distribution Upon Request................................9
  7.2      Distribution Upon Change in Control......................9
  7.3      Distribution Upon Disability.............................9

ARTICLE VIII--CLAIMS PROCEDURES.....................................9

  8.1      Claim....................................................9
  8.2      Denial of Claim..........................................9
  8.3      Review of Claim.........................................10
  8.4      Final Decision..........................................10

ARTICLE IX--ADMINISTRATION.........................................10

  9.1      Committee; Duties.......................................10
  9.2      Agents..................................................10
  9.3      Binding Effect of Decisions.............................10
  9.4      Indemnity of Committee..................................10


                                      (ii)

                                                                  Page
                                                                --------
ARTICLE X--AMENDMENT AND TERMINATION OF PLAN.......................11

  10.1     Amendment...............................................11
  10.2     Employer's Right to Terminate...........................11

ARTICLE XI--MISCELLANEOUS..........................................11

  11.1     Unfunded Plan...........................................11
  11.2     Unsecured General Creditor..............................11
  11.3     Trust Fund..............................................12
  11.4     Nonassignability........................................12
  11.5     Not a Contract of Employment............................12
  11.6     Withholding.............................................12
  11.7     Governing Law...........................................12
  11.8     Successors..............................................12






                                      (iii)

                    FIDELITY FEDERAL SAVINGS BANK OF FLORIDA

                     NONQUALIFIED DEFERRED COMPENSATION PLAN


                               ARTICLE I--OVERVIEW

         Under the Nonqualified Deferred Compensation Plan as outlined in this document, Participants in Fidelity Federal Savings Bank of Florida's Senior Management Performance Incentive Award Program (the "Program") who are selected by the Executive Compensation Committee of the Board will be able to postpone payment and the resulting taxation of all or a portion of their incentive awards.

         The amounts deferred will change in value in the manner set forth herein. Under the Plan, Participants are provided with flexibility in the amount deferred, in the length of the Deferral Period and in the eventual receipt of Deferred Amounts.


                             ARTICLE II--DEFINITIONS

2.1      Award

         "Award" means an incentive award granted by the Executive Compensation Committee of the Board under the Senior Management Performance Incentive Award Program.

2.2      Bank

         "Bank" means the Fidelity Federal Savings Bank of Florida and its successors.

2.3      Beneficiary

         "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's spouse, if any, or if none, his estate.

2.4      Board

         "Board" means the Board of Directors of the Bank.

2.5      Change in Control

         "Change in Control" of the Bank or the Company means a change in control of a nature that:

               (a) Would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or



       Page 1 NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES

               (b) Results in a Change in Control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended, and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control (collectively, the "HOLA"); or

               (c) Without limitation, such Change in Control shall be deemed to have occurred at such time as:

                      (i) Any  "person"  (as the term is used in Sections  13(d)
               and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or

                      (ii) Individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (ii), considered as though he were a member of the Incumbent Board; or

                      (iii) A plan  of  reorganization,  merger,  consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or

                      (iv) A proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one (1) or more corporations or financial institutions, and as a result of such proxy solicitation a plan of reorganization, merger, consolidation or similar transaction involving the Company is approved by the requisite vote of the Company's stockholders; or

                      (v) A tender offer is made for  twenty-five  percent (25%)
               or more of the voting securities of the Company and the shareholders owning beneficially or of record twenty-five percent (25%) or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

2.6      Code

         "Code" means the Internal Revenue Code of 1986, as amended.

2.7      Committee

         "Committee" means the Committee appointed to administer the Plan pursuant to Article IX.

2.8      Common Stock

         "Common Stock" means common stock of Fidelity Bankshares, Inc.



       Page 2 NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES

2.9      Company

         "Company" means Fidelity Bankshares, Inc., the holding company of the Bank.

2.10     Deferral Election

         "Deferral Election" means an election made by a Recipient of an Award to defer the receipt of all or any portion of such Award.

2.11     Deferral Period

         "Deferral Period" means the period of time that a Recipient elects to defer such Award.

2.12     Deferred Amount

         "Deferred Amount" means the amount of an Award of which a Recipient elects to defer the receipt until a later date, as specified in the Deferral Election.

2.13     Designated Investment Allocation Date

         "Designated Investment Allocation Date" shall mean each January 1, April 1, July 1 and October 1.

2.14     Determination Date

         "Determination Date" means the last date on which a Participant's account was valued.

2.15     Disability

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's life.

2.16     Employer

         "Employer" means Fidelity Federal Savings Bank of Florida, a federally chartered Savings Bank, or any successor to the business thereof, and any affiliated or subsidiary corporations designated by the Board.


       Page 3 NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES

2.17     ERISA

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.18     Normal Retirement

         "Normal Retirement" means retirement after age fifty-five (55) and the completion of ten (10) years of service with the Employer.

2.19     Participant

         "Participant" means any Recipient who receives an Award and elects to defer all or any portion of such amount in accordance with the provisions of this Plan.

2.20     Plan

         "Plan" means the Nonqualified Deferred Compensation Plan.

2.21     Program

         "Program" means the Senior Management Performance Incentive Award Program.

2.22     Recipient

         "Recipient" means any officer who receives an Award under the Senior Management Performance Incentive Award Program.


            ARTICLE III--TERMS AND CONDITIONS OF THE DEFERRAL PROGRAM

3.1      Eligibility and Participation

               (a) Eligibility. Eligibility to participate in the Plan shall be limited to employees of the Employer who are designated by the Executive Compensation Committee of the Board.

               (b) Participation. An eligible employee may elect to participate in the Plan with respect to any Deferral Period by submitting a Participation Agreement to the Committee by December 31 of the calendar year immediately preceding the year in which the Award is earned. In the event that an employee first becomes eligible to participate during a calendar year, a Participation Agreement must be submitted to the Committee no later than thirty (30) days following notification of the employee of eligibility to participate, and such Participation Agreement shall be effective only with regard to Compensation earned or payable following the submission of the Participation Agreement to the Committee.

3.2      Deferral Election

         Deferred  Amounts,   length  of  Deferral  Periods,   form  of  payment
distribution and Beneficiary designations will be determined through completion of a Deferral Election form.


       Page 4 NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES

               (a) Deferred Amounts are elected by Recipients by completing a Deferral Election which designates the portion of an Award to be deferred and elects the Deferral Period.

               (b) Deferral Periods may extend for a specified period of years from receipt of an Award, such as five (5) or ten (10) years or such other period as designated in writing by a Participant, or until Normal Retirement, at the election of a Participant.

               (c) At the end of the Deferral Period, the distribution of Deferred Amounts, including any earnings or appreciation in value, will be made at the election of the Participant in either:

                      (i)    One (1) lump sum;

                      (ii)   Five (5) annual installments;

                      (iii)  Ten (10) annual installments; or

                      (iv)   Twenty (20) annual installments.

                      Annual installment  payments shall be approximately  equal to the account balance as of the last Determination Date divided by the number of remaining installment payments to be made. In the event a Participant who has elected installment distributions has all or a portion of the Participant's account invested in Common Stock, then the Committee shall determine the manner of distribution of the Common Stock (i.e., incrementally over the installment period or pursuant to another method determined by the Committee.

               (d) The payout elections in (b) and (c) above may be changed by Participants prior to twenty-four (24) months in which the Participants would have received such distribution from their account had they not elected to change their election. Any election to change a payout which does not meet the twenty-four (24) month period above, shall be void.

3.3      Distribution of Deferral Election

         Participants who enter into a Deferral Election must determine at the time of such Deferral Election how the Deferred Amounts (plus any appreciated value) shall be distributed to them, provided, however, that Participants who terminate prior to Normal Retirement shall have their account balances paid out in a lump sum as soon as practicable after such termination.

3.4      Accelerated Distribution

         In the event of a Change in Control, as defined in Article II, a Participant may elect to accelerate the receipt of his Account, in accordance with the provisions of Article II.

3.5      Change in Employment Status

         If the Executive Compensation Committee of the Board determines that a Participant's employment performance is no longer at a level that deserves reward through participation in this Plan, but does not terminate the Participant's employment, no Deferral Commitments may be made by such Participant after the date designated by the Board.



       Page 5 NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES

                        ARTICLE IV--PARTICIPANT ACCOUNTS

4.1      Account

         For recordkeeping purposes only, an Account shall be maintained for each Participant. Separate subaccounts shall be maintained to the extent necessary to properly reflect the Participant's total vested Account balance.

4.2      Crediting to Account

         The amount of an Award that a Participant elects to defer shall be withheld from the payment of such Award and credited to the Participant's Account on the date the nondeferred portion of the Award becomes or would have become payable.

4.3      Determination Date

         Each Participant's Account as of each Determination Date shall consist of the balance of the Participant's Accounts as of the immediately preceding Determination Date, plus any earnings, minus the amount of any distributions made since the immediately preceding valuation date.

4.4      Vesting

         Each Participant shall be one hundred percent (100%) vested in the amounts credited to such Participant's Account and earnings thereon.

4.5      Investments

         A Participant shall inform the Committee as to the investments the Participant would like to use in calculating the earnings on his Account under the Plan. In selecting the investments, the Participant shall be able to choose from, among other things, Common Stock and investments similar to the investment alternatives available under the Savings Plan for Employees of Fidelity Federal Savings Bank of Florida (the "Savings Plan"). A Participant shall be able to provide investment instructions to the Committee on a quarterly basis which election shall take effect on the Designated Investment Allocation Date, if provided in writing to the Committee at least one (1) week before such Designated Investment Allocation Date, provided, however, that if a Participant elects to invest all or a portion of the Participant's account in Common Stock, the amount so invested shall remain invested in Common Stock for the duration of such Participant's participation and shall be distributed to the Participant in the form of Common Stock at the time of distribution. The implementation of a Participant's investment instructions is entirely discretionary with the Committee.

4.6      Earnings

         Unless the Committee selects an alternative crediting rate, the amounts credited to a Participant's Accounts shall accrue earnings at the same rate as that of the investments selected by the Participant less any third-party asset-based administrative fees. If the Participant fails to provide investment instructions, the Participant's Account will earn income at the rate or rates selected by the Committee.


       Page 6 NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES

4.7      Account Balance

         The Committee shall submit to each Participant, within one hundred twenty (120) days after the close of each calendar year and at such other time as determined by the Committee, a statement setting forth the balance to the credit of the Account maintained for a Participant.

4.8      Transfer of Balance

         Any Participant of this Plan who becomes eligible for the Nonqualified Deferred Compensation Plan for Key Executives shall have their balance transferred to that plan and their balance in this Plan shall be zero after the transfer.

4.9      Distributions

         Amounts distributed to a Participant under this Plan shall generally be distributed in cash, provided, however, that amounts invested in Common Stock shall be distributed in Common Stock.


                            ARTICLE V--DEATH BENEFITS

5.1      Death After Payment Commencement

         If a Participant should die after payments commence but before receiving all amounts payable hereunder, then such payments remaining shall be made to his Beneficiary over the period elected by the Participant. If the Beneficiary predeceases the Participant, then the amounts payable hereunder shall be paid to the Participant's estate in a lump sum.

5.2      Death Before Payment Commencement

         If a Participant should die before payments commence, the Participant's Accounts shall be paid to his Beneficiary as soon as practicable, in a lump sum.


         ARTICLE VI--UNFORESEEABLE EMERGENCIES AND HARDSHIP WITHDRAWALS

6.1      Unforeseeable Emergencies

         Benefits may be paid to a Participant or Beneficiary hereunder in the event of an Unforeseeable Emergency. An Unforeseeable Emergency means an unanticipated emergency that is caused by an event beyond the control of the Participant or Beneficiary, such as a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Code Section 152(a)), loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances, and the Unforeseeable Emergency would result in severe financial hardship to the individual if early withdrawal were not permitted. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

               (a)  Through  reimbursement  or   compensation  by  insurance  or
         otherwise;



       Page 7 NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES

               (b) By liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

               (c) By cessation of deferrals under the Plan.

         Examples of what are not considered Unforeseeable Emergencies include the need to send a Participant's child to college or the desire to purchase a home. An early withdrawal from the Plan pursuant to this provision must be limited to the amount necessary to meet the emergency.

         A distribution due to an Unforeseeable Emergency shall first be made from amounts attributable to the Participant's account other than Common Stock.

6.2      Hardship Withdrawals

         Upon a finding that a Participant has suffered a severe financial hardship, not rising to the level of an Unforeseeable Emergency, the Committee may, in its sole discretion, make distributions from the Participant's Account prior to the time specified for payment of benefits under the Plan. Such hardship distributions may be made on account of an immediate and heavy financial need of the Participant for:

                  (a) Medical care as described in Code Section 213(d) for the Participant, the Participant's spouse or dependent (as defined in Code
         Section 152);

                  (b) Educational expenses, such as the payment of tuition or related educational fees, or room and board expenses for the next twelve (12) months of postsecondary education for the Participant, the Participant's spouse or dependent (as defined in Code Section 152);

                  (c) Costs directly related to the purchase of a principal residence for the employee (excluding mortgage payments);

                  (d)  Payments   necessary  to  prevent  the  eviction  of  the
         Participant from his principal residence or foreclosure of the mortgage on that residence;

                  (e) Payments for funeral expenses not covered by insurance for a member of the immediate family of the Participant; and

                  (f) Payments to cover the immediate expenses resulting from the divorce of the Participant.

         The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant's requirements during the financial hardship. A distribution is not treated as necessary to satisfy an immediate and heavy financial need of an employee to the extent the amount of the distribution is in excess of the amount required to relieve the financial need or to the extent the need may be satisfied from other sources that are reasonably available to the Participant, including all nontaxable loans currently available under all plans maintained by the Bank. This Committee's determination regarding the Hardship Distribution is to be made on the basis of all the facts and circumstances and based upon the evidence provided to the Committee by the Participant and the Bank, including receipts, invoices, foreclosure notices, or the like, and including information that may be available to the Bank or the Committee on other distributions available to the Participant, including nontaxable loans available under all plans maintained by the Bank.


       Page 8 NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES

         A Participant who requests and is granted a Hardship Withdrawal will forfeit a portion of his Account balance under this Plan equal to ten percent (10%) of the amount requested and received as a Hardship Withdrawal. No Participant shall be entitled to more than one (1) Hardship Withdrawal from the Plan. A Participant's Hardship Withdrawal, and any forfeiture related thereto, shall first be made from amounts attributable to the Participant's account other than Common Stock.


                      ARTICLE VII--ACCELERATED DISTRIBUTION

7.1      Distribution Upon Request

         After a Participant has retired, notwithstanding previous distribution elections to the contrary, a Participant shall be entitled to receive, upon written request to the Committee, a lump sum distribution equal to ninety percent (90%) of his Account balance as of the Determination Date immediately preceding the date on which the Committee receives the written request. The remaining balance shall be forfeited by the Participant. The amount payable under this Section shall be paid in a lump sum payment within ninety (90) days following the receipt of the notice by the Committee from the Participant.

7.2      Distribution Upon Change in Control

         Upon a Change in Control, all Participants shall have their account balances paid to them in a lump sum within thirty (30) days of the Change in Control.

7.3      Distribution Upon Disability

         Participants who terminate employment due to Disability shall have their Deferred Amounts (plus any appreciated value) paid to them in a lump sum as soon as practicable after the Participants' termination due to Disability.


                         ARTICLE VIII--CLAIMS PROCEDURES

8.1      Claim

         Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing within thirty (30) days.

8.2      Denial of Claim

         If the claim or request is denied, the written notice of denial shall state:

               (a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based.

               (b) A description of any additional material or information required and an explanation of why it is necessary.

               (c)    An explanation of the Plan's claim review procedure.



       Page 9 NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES

8.3      Review of Claim

         Any person whose claim to request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

8.4      Final Decision

         The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.


                           ARTICLE IX--ADMINISTRATION

9.1      Committee; Duties

         This Plan shall be administered by the Committee, which shall consist of not less than three (3) persons appointed by the Board. The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions, including interpretations of this Plan, as may arise in connection with the Plan. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under this Plan.

9.2      Agents

         The Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

9.3      Binding Effect of Decisions

         The decision or action of the Committee in respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.

9.4      Indemnity of Committee

         The Employer shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.



       Page 10 NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES

                  ARTICLE X--AMENDMENT AND TERMINATION OF PLAN

10.1     Amendment

         The Board may at any time amend the Plan in whole or in part, provided, however, that no amendment shall be effective to decrease or restrict the amount accrued to the date of Amendment in any Account maintained under the Plan.

10.2     Employer's Right to Terminate

         The Board may at any time partially or completely terminate the Plan if, in its judgment, the tax, accounting, or other effects of the continuance of the Plan, or potential payments thereunder, would not be in the best interests of the Employer.

               (a) Partial Termination. The Board may partially terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments. In the event of such a Partial Termination, the Plan shall continue to operate and be effective with regard to Deferral Commitments entered into prior to the effective date of such Partial Termination.

               (b) Complete Termination. The Board may completely terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments, and by terminating all ongoing Deferral Commitments. In the event of Complete Termination, the Plan shall cease to operate and the Employer shall pay out to each Participant their Account as if that Participant had terminated service as of the effective date of the Complete Termination. Payments shall be made in equal annual installments over the period listed below, based on the Account balance:


         Appropriate Account Balance                        Payout Period
         ---------------------------------------------------------------------

         Less than $75,000                                     1 Year
         $75,000 but less than $250,000                        3 Years
         More than $250,000                                    5 Years
         =====================================================================


                            ARTICLE XI--MISCELLANEOUS

11.1     Unfunded Plan

         This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of management or highly compensated employees. This Plan is not intended to create an investment contract, but to provide tax planning opportunities and retirement benefits to eligible individuals who have elected to participate in the Plan. Eligible individuals are select members of management who, by virtue of their position with the Bank, are uniquely informed as to the Bank's operations and have the ability to materially affect the Bank's profitability and operations.

11.2     Unsecured General Creditor

         A Participant and his Beneficiary, heir, successor and assign shall have no legal or equitable rights, interest or claims in any property or assets of the Bank, nor shall they be Beneficiaries of, or have any rights, claims or interests in any investment made by the Bank with assets it designates as attributable to the Plan. Such assets of the Bank shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Bank under this Plan. Any and all of the Bank's assets shall be, and remain, the general, unpledged, unrestricted assets of the Bank. The Bank's obligation under the Plan shall be that of an unfunded and unsecured promise of the Bank to pay money in the future.



       Page 11 NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES

11.3     Trust Fund

         The Bank shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Bank may establish one (1) or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Bank's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Bank shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Bank.

11.4     Nonassignability

         Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

11.5     Not a Contract of Employment

         The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Bank and the Participant, and the Participant (or his Beneficiary) shall have no rights against the Bank except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Bank or to interfere with the right of the Bank to discipline or discharge him at any time.

11.6     Withholding

         Any withholding of taxes or other amounts with respect to deferred Compensation which is required by state, federal or local law shall be withheld from the Participant's nondeferred Award with any excess being withheld from the Participant's Salary.

11.7     Governing Law

         The provisions of this Plan shall be construed and interpreted according to the laws of the State of Florida.

11.8     Successors

         The provisions of this Plan shall bind and inure to the benefit of the Bank, its successors and assigns. The term "successors" as used herein shall include any corporate or other business entity, which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Bank, and successors of any such corporation or other business entity.


       Page 12 NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES

         IN WITNESS WHEREOF, the Bank has caused this amended and restated Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the _____ day of ___________________, 1998.


ATTEST:                               FIDELITY FEDERAL SAVINGS BANK OF FLORIDA


                                  By:
-------------------------------       ------------------------------------------
Patricia C. Clager, Secretary         Vince A. Elhilow, President and Chief
                                      Executive Officer



[SEAL]



       Page 13 NONQUALIFIED DEFERRED COMPENSATION PLAN FOR KEY EXECUTIVES

                    FIDELITY FEDERAL SAVINGS BANK OF FLORIDA

                     NONQUALIFIED DEFERRED COMPENSATION PLAN


















                                   Effective ___________________________, 19____

                                TABLE OF CONTENTS

                                                                     PAGE
                                                                  -----------
ARTICLE I--OVERVIEW....................................................1

ARTICLE II--DEFINITIONS................................................1

  2.1      Award.......................................................1
  2.2      Bank........................................................1
  2.3      Beneficiary.................................................1
  2.4      Board.......................................................1
  2.5      Change in Control...........................................1
  2.6      Code........................................................2
  2.7      Committee...................................................2
  2.8      Common Stock................................................2
  2.9      Company.....................................................3
  2.10     Deferral Election...........................................3
  2.11     Deferral Period.............................................3
  2.12     Deferred Amount.............................................3
  2.13     Designated Investment Allocation Date.......................3
  2.14     Determination Date..........................................3
  2.15     Disability..................................................3
  2.16     Employer....................................................3
  2.17     ERISA.......................................................3
  2.18     Normal Retirement...........................................3
  2.19     Participant.................................................4
  2.20     Plan........................................................4
  2.21     Program.....................................................4
  2.22     Recipient...................................................4

ARTICLE III--TERMS AND CONDITIONS OF THE DEFERRAL PROGRAM..............4

  3.1      Eligibility and Participation...............................4
  3.2      Deferral Election...........................................4
  3.3      Distribution of Deferral Election...........................5
  3.4      Accelerated Distribution....................................5
  3.5      Change in Employment Status.................................5



                                       (i)

                                                                     PAGE
                                                                  -----------
ARTICLE IV--PARTICIPANT ACCOUNTS.......................................6

  4.1      Account.....................................................6
  4.2      Crediting to Account........................................6
  4.3      Determination Date..........................................6
  4.4      Vesting.....................................................6
  4.5      Investments.................................................6
  4.6      Earnings....................................................6
  4.7      Account Balance.............................................7
  4.8      Transfer of Balance.........................................7
  4.9      Distributions...............................................7

ARTICLE V--DEATH BENEFITS..............................................7

  5.1      Death After Payment Commencement............................7
  5.2      Death Before Payment Commencement...........................7

ARTICLE VI--UNFORESEEABLE EMERGENCIES AND HARDSHIP WITHDRAWALS.........7

  6.1      Unforeseeable Emergencies...................................7
  6.2      Hardship Withdrawals........................................8

ARTICLE VII--ACCELERATED DISTRIBUTION..................................9

  7.1      Distribution Upon Request...................................9
  7.2      Distribution Upon Change in Control.........................9
  7.3      Distribution Upon Disability................................9

ARTICLE VIII--CLAIMS PROCEDURES........................................9

  8.1      Claim.......................................................9
  8.2      Denial of Claim.............................................9
  8.3      Review of Claim............................................10
  8.4      Final Decision.............................................10

ARTICLE IX--ADMINISTRATION............................................10

  9.1      Committee; Duties..........................................10
  9.2      Agents.....................................................10
  9.3      Binding Effect of Decisions................................10
  9.4      Indemnity of Committee.....................................10



                                      (ii)

                                                                     PAGE
                                                                  -----------
ARTICLE X--AMENDMENT AND TERMINATION OF PLAN..........................11

  10.1     Amendment..................................................11
  10.2     Employer's Right to Terminate..............................11

ARTICLE XI--MISCELLANEOUS.............................................11

  11.1     Unfunded Plan..............................................11
  11.2     Unsecured General Creditor.................................11
  11.3     Trust Fund.................................................12
  11.4     Nonassignability...........................................12
  11.5     Not a Contract of Employment...............................12
  11.6     Withholding................................................12
  11.7     Governing Law..............................................12
  11.8     Successors.................................................12





                                      (iii)

                    FIDELITY FEDERAL SAVINGS BANK OF FLORIDA

                     NONQUALIFIED DEFERRED COMPENSATION PLAN


                    RESTATED AS OF ___________________, 1998



                               ARTICLE I--OVERVIEW

         Under the Nonqualified Deferred Compensation Plan as outlined in this document, Participants in Fidelity Federal Savings Bank of Florida's Senior Management Performance Incentive Award Program (the "Program") who are selected by the Executive Compensation Committee of the Board will be able to postpone payment and the resulting taxation of all or a portion of their incentive awards.

         The amounts deferred will change in value in the manner set forth herein. Under the Plan, Participants are provided with flexibility in the amount deferred, in the length of the Deferral Period and in the eventual receipt of Deferred Amounts.


                             ARTICLE II--DEFINITIONS

2.1      Award

         "Award" means an incentive award granted by the Executive Compensation Committee of the Board under the Senior Management Performance Incentive Award Program.

2.2      Bank

         "Bank" means the Fidelity Federal Savings Bank of Florida and its successors.

2.3      Beneficiary

         "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's spouse, if any, or if none, his estate.

2.4      Board

         "Board" means the Board of Directors of the Bank.

2.5      Change in Control

         "Change in Control" of the Bank or the Company means a change in control of a nature that:

               (a) Would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or


                 Page 1 NONQUALIFIED DEFERRED COMPENSATION PLAN

               (b) Results in a Change in Control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended, and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control (collectively, the "HOLA"); or

               (c) Without limitation, such Change in Control shall be deemed to have occurred at such time as:

                      (i) Any  "person"  (as the term is used in Sections  13(d)
               and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or

                      (ii) Individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (ii), considered as though he were a member of the Incumbent Board; or

                      (iii) A plan  of  reorganization,  merger,  consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or

                      (iv) A proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one (1) or more corporations or financial institutions, and as a result of such proxy solicitation a plan of reorganization, merger, consolidation or similar transaction involving the Company is approved by the requisite vote of the Company's stockholders; or

                      (v) A tender offer is made for  twenty-five  percent (25%)
               or more of the voting securities of the Company and the shareholders owning beneficially or of record twenty-five percent (25%) or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

2.6      Code

         "Code" means the Internal Revenue Code of 1986, as amended.

2.7      Committee

         "Committee" means the Committee appointed to administer the Plan pursuant to Article IX.

2.8      Common Stock



                 Page 2 NONQUALIFIED DEFERRED COMPENSATION PLAN

         "Common Stock" means common stock of Fidelity Bankshares, Inc.

2.9      Company

         "Company" means Fidelity Bankshares, Inc., the holding company of the Bank.

2.10     Deferral Election

         "Deferral Election" means an election made by a Recipient of an Award to defer the receipt of all or any portion of such Award.

2.11     Deferral Period

         "Deferral Period" means the period of time that a Recipient elects to defer such Award.

2.12     Deferred Amount

         "Deferred Amount" means the amount of an Award of which a Recipient elects to defer the receipt until a later date, as specified in the Deferral Election.

2.13     Designated Investment Allocation Date

         "Designated Investment Allocation Date" shall mean each January 1, April 1, July 1 and October 1.

2.14     Determination Date

         "Determination Date" means the last date on which a Participant's account was valued.

2.15     Disability

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's life.

2.16     Employer

         "Employer" means Fidelity Federal Savings Bank of Florida, a federally chartered Savings Bank, or any successor to the business thereof, and any affiliated or subsidiary corporations designated by the Board.

2.17     ERISA

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.18     Normal Retirement



                 Page 3 NONQUALIFIED DEFERRED COMPENSATION PLAN

         "Normal Retirement" means retirement after age fifty-five (55) and the completion of ten (10) years of service with the Employer.

2.19     Participant

         "Participant" means any Recipient who receives an Award and elects to defer all or any portion of such amount in accordance with the provisions of this Plan.

2.20     Plan

         "Plan" means the Nonqualified Deferred Compensation Plan.

2.21     Program

         "Program" means the Senior Management Performance Incentive Award Program.

2.22     Recipient

         "Recipient" means any officer who receives an Award under the Senior Management Performance Incentive Award Program.


            ARTICLE III--TERMS AND CONDITIONS OF THE DEFERRAL PROGRAM

3.1      Eligibility and Participation

               (a) Eligibility. Eligibility to participate in the Plan shall be limited to employees of the Employer who are designated by the Executive Compensation Committee of the Board.

               (b) Participation. An eligible employee may elect to participate in the Plan with respect to any Deferral Period by submitting a Participation Agreement to the Committee by December 31 of the calendar year immediately preceding the year in which the Award is earned. In the event that an employee first becomes eligible to participate during a calendar year, a Participation Agreement must be submitted to the Committee no later than thirty (30) days following notification of the employee of eligibility to participate, and such Participation Agreement shall be effective only with regard to Compensation earned or payable following the submission of the Participation Agreement to the Committee.

3.2      Deferral Election

         Deferred  Amounts,   length  of  Deferral  Periods,   form  of  payment
distribution and Beneficiary designations will be determined through completion of a Deferral Election form.

               (a) Deferred Amounts are elected by Recipients by completing a Deferral Election which designates the portion of an Award to be deferred and elects the Deferral Period.

               (b) Deferral Periods may extend for a specified period of years from receipt of an Award, such as five (5) or ten (10) years or such other period as designated in writing by a Participant, or until Normal Retirement, at the election of a Participant.



                 Page 4 NONQUALIFIED DEFERRED COMPENSATION PLAN

               (c) At the end of the Deferral Period, the distribution of Deferred Amounts, including any earnings or appreciation in value, will be made at the election of the Participant in either:

                      (i)    One (1) lump sum;

                      (ii)   Five (5) annual installments;

                      (iii)  Ten (10) annual installments; or

                      (iv)   Twenty (20) annual installments.

                      Annual installment  payments shall be approximately  equal to the account balance as of the last Determination Date divided by the number of remaining installment payments to be made. In the event a Participant who has elected installment distributions has all or a portion of the Participant's account invested in Common Stock, then the Committee shall determine the manner of distribution of the Common Stock (i.e., incrementally over the installment period or pursuant to another method determined by the Committee.

               (d) The payout elections in (b) and (c) above may be changed by Participants prior to twenty-four (24) months in which the Participants would have received such distribution from their account had they not elected to change their election. Any election to change a payout which does not meet the twenty-four (24) month period above, shall be void.

3.3      Distribution of Deferral Election

         Participants who enter into a Deferral Election must determine at the time of such Deferral Election how the Deferred Amounts (plus any appreciated value) shall be distributed to them, provided, however, that Participants who terminate prior to Normal Retirement shall have their account balances paid out in a lump sum as soon as practicable after such termination.

3.4      Accelerated Distribution

         In the event of a Change in Control, as defined in Article II, a Participant may elect to accelerate the receipt of his Account, in accordance with the provisions of Article II.

3.5      Change in Employment Status

         If the Executive Compensation Committee of the Board determines that a Participant's employment performance is no longer at a level that deserves reward through participation in this Plan, but does not terminate the Participant's employment, no Deferral Commitments may be made by such Participant after the date designated by the Board.



                 Page 5 NONQUALIFIED DEFERRED COMPENSATION PLAN

                        ARTICLE IV--PARTICIPANT ACCOUNTS

4.1      Account

         For recordkeeping purposes only, an Account shall be maintained for each Participant. Separate subaccounts shall be maintained to the extent necessary to properly reflect the Participant's total vested Account balance.

4.2      Crediting to Account

         The amount of an Award that a Participant elects to defer shall be withheld from the payment of such Award and credited to the Participant's Account on the date the nondeferred portion of the Award becomes or would have become payable.

4.3      Determination Date

         Each Participant's Account as of each Determination Date shall consist of the balance of the Participant's Accounts as of the immediately preceding Determination Date, plus any earnings, minus the amount of any distributions made since the immediately preceding valuation date.

4.4      Vesting

         Each Participant shall be one hundred percent (100%) vested in the amounts credited to such Participant's Account and earnings thereon.

4.5      Investments

         A Participant shall inform the Committee as to the investments the Participant would like to use in calculating the earnings on his Account under the Plan. In selecting the investments, the Participant shall be able to choose from, among other things, Common Stock and investments similar to the investment alternatives available under the Savings Plan for Employees of Fidelity Federal Savings Bank of Florida (the "Savings Plan"). A Participant shall be able to provide investment instructions to the Committee on a quarterly basis which election shall take effect on the Designated Investment Allocation Date, if provided in writing to the Committee at least one (1) week before such Designated Investment Allocation Date, provided, however, that if a Participant elects to invest all or a portion of the Participant's account in Common Stock, the amount so invested shall remain invested in Common Stock for the duration of such Participant's participation and shall be distributed to the Participant in the form of Common Stock at the time of distribution. The implementation of a Participant's investment instructions is entirely discretionary with the Committee.

4.6      Earnings

         Unless the Committee selects an alternative crediting rate, the amounts credited to a Participant's Accounts shall accrue earnings at the same rate as that of the investments selected by the Participant less any third-party asset-based administrative fees. If the Participant fails to provide investment instructions, the Participant's Account will earn income at the rate or rates selected by the Committee.




                 Page 6 NONQUALIFIED DEFERRED COMPENSATION PLAN

4.7      Account Balance

         The Committee shall submit to each Participant, within one hundred twenty (120) days after the close of each calendar year and at such other time as determined by the Committee, a statement setting forth the balance to the credit of the Account maintained for a Participant.

4.8      Transfer of Balance

         Any Participant of this Plan who becomes eligible for the Nonqualified Deferred Compensation Plan for Key Executives shall have their balance transferred to that plan and their balance in this Plan shall be zero after the transfer.

4.9      Distributions

         Amounts distributed to a Participant under this Plan shall generally be distributed in cash, provided, however, that amounts invested in Common Stock shall be distributed in Common Stock.


                            ARTICLE V--DEATH BENEFITS

5.1      Death After Payment Commencement

         If a Participant should die after payments commence but before receiving all amounts payable hereunder, then such payments remaining shall be made to his Beneficiary over the period elected by the Participant. If the Beneficiary predeceases the Participant, then the amounts payable hereunder shall be paid to the Participant's estate in a lump sum.

5.2      Death Before Payment Commencement

         If a Participant should die before payments commence, the Participant's Accounts shall be paid to his Beneficiary as soon as practicable, in a lump sum.


         ARTICLE VI--UNFORESEEABLE EMERGENCIES AND HARDSHIP WITHDRAWALS

6.1      Unforeseeable Emergencies

         Benefits may be paid to a Participant or Beneficiary hereunder in the event of an Unforeseeable Emergency. An Unforeseeable Emergency means an unanticipated emergency that is caused by an event beyond the control of the Participant or Beneficiary, such as a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Code Section 152(a)), loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances, and the Unforeseeable Emergency would result in severe financial hardship to the individual if early withdrawal were not permitted. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:




                 Page 7 NONQUALIFIED DEFERRED COMPENSATION PLAN

               (a) Through  reimbursement  or  compensation   by   insurance  or
         otherwise;

               (b) By liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

               (c) By cessation of deferrals under the Plan.

         Examples of what are not considered Unforeseeable Emergencies include the need to send a Participant's child to college or the desire to purchase a home. An early withdrawal from the Plan pursuant to this provision must be limited to the amount necessary to meet the emergency.

         A distribution due to an Unforeseeable Emergency shall first be made from amounts attributable to the Participant's account other than Common Stock.

6.2      Hardship Withdrawals

         Upon a finding that a Participant has suffered a severe financial hardship, not rising to the level of an Unforeseeable Emergency, the Committee may, in its sole discretion, make distributions from the Participant's Account prior to the time specified for payment of benefits under the Plan. Such hardship distributions may be made on account of an immediate and heavy financial need of the Participant for:

                  (a) Medical care as described in Code Section 213(d) for the Participant, the Participant's spouse or dependent (as defined in Code
         Section 152);

                  (b) Educational expenses, such as the payment of tuition or related educational fees, or room and board expenses for the next twelve (12) months of postsecondary education for the Participant, the Participant's spouse or dependent (as defined in Code Section 152);

                  (c) Costs directly related to the purchase of a principal residence for the employee (excluding mortgage payments);

                  (d)  Payments   necessary  to  prevent  the  eviction  of  the
         Participant from his principal residence or foreclosure of the mortgage on that residence;

                  (e) Payments for funeral expenses not covered by insurance for a member of the immediate family of the Participant; and

                  (f) Payments to cover the immediate expenses resulting from the divorce of the Participant.

         The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant's requirements during the financial hardship. A distribution is not treated as necessary to satisfy an immediate and heavy financial need of an employee to the extent the amount of the distribution is in excess of the amount required to relieve the financial need or to the extent the need may be satisfied from other sources that are reasonably available to the Participant, including all nontaxable loans currently available under all plans maintained by the Bank. This Committee's determination regarding the Hardship Distribution is to be made on the basis of all the facts and circumstances and based upon the evidence provided to the Committee by the Participant and the Bank, including receipts, invoices, foreclosure notices, or the like, and including information that may be available to the Bank or the Committee on other distributions available to the Participant, including nontaxable loans available under all plans maintained by the Bank.




                 Page 8 NONQUALIFIED DEFERRED COMPENSATION PLAN

         A Participant who requests and is granted a Hardship Withdrawal will forfeit a portion of his Account balance under this Plan equal to ten percent (10%) of the amount requested and received as a Hardship Withdrawal. No Participant shall be entitled to more than one (1) Hardship Withdrawal from the Plan. A Participant's Hardship Withdrawal, and any forfeiture related thereto, shall first be made from amounts attributable to the Participant's account other than Common Stock.


                      ARTICLE VII--ACCELERATED DISTRIBUTION

7.1      Distribution Upon Request

         After a Participant has retired, notwithstanding previous distribution elections to the contrary, a Participant shall be entitled to receive, upon written request to the Committee, a lump sum distribution equal to ninety percent (90%) of his Account balance as of the Determination Date immediately preceding the date on which the Committee receives the written request. The remaining balance shall be forfeited by the Participant. The amount payable under this Section shall be paid in a lump sum payment within ninety (90) days following the receipt of the notice by the Committee from the Participant.

7.2      Distribution Upon Change in Control

         Upon a Change in Control, all Participants shall have their account balances paid to them in a lump sum within thirty (30) days of the Change in Control.

7.3      Distribution Upon Disability

         Participants who terminate employment due to Disability shall have their Deferred Amounts (plus any appreciated value) paid to them in a lump sum as soon as practicable after the Participants' termination due to Disability.


                         ARTICLE VIII--CLAIMS PROCEDURES

8.1      Claim

         Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing within thirty (30) days.

8.2      Denial of Claim

         If the claim or request is denied, the written notice of denial shall state:

               (a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based.

               (b) A description of any additional material or information required and an explanation of why it is necessary.




                 Page 9 NONQUALIFIED DEFERRED COMPENSATION PLAN

               (c) An explanation of the Plan's claim review procedure.

8.3      Review of Claim

         Any person whose claim to request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

8.4      Final Decision

         The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.


                           ARTICLE IX--ADMINISTRATION

9.1      Committee; Duties

         This Plan shall be administered by the Committee, which shall consist of not less than three (3) persons appointed by the Board. The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions, including interpretations of this Plan, as may arise in connection with the Plan. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under this Plan.

9.2      Agents

         The Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

9.3      Binding Effect of Decisions

         The decision or action of the Committee in respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.

9.4      Indemnity of Committee

         The Employer shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.



                 Page 10 NONQUALIFIED DEFERRED COMPENSATION PLAN

                  ARTICLE X--AMENDMENT AND TERMINATION OF PLAN

10.1     Amendment

         The Board may at any time amend the Plan in whole or in part, provided, however, that no amendment shall be effective to decrease or restrict the amount accrued to the date of Amendment in any Account maintained under the Plan.

10.2     Employer's Right to Terminate

         The Board may at any time partially or completely terminate the Plan if, in its judgment, the tax, accounting, or other effects of the continuance of the Plan, or potential payments thereunder, would not be in the best interests of the Employer.

               (a) Partial Termination. The Board may partially terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments. In the event of such a Partial Termination, the Plan shall continue to operate and be effective with regard to Deferral Commitments entered into prior to the effective date of such Partial Termination.

               (b) Complete Termination. The Board may completely terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments, and by terminating all ongoing Deferral Commitments. In the event of Complete Termination, the Plan shall cease to operate and the Employer shall pay out to each Participant their Account as if that Participant had terminated service as of the effective date of the Complete Termination. Payments shall be made in equal annual installments over the period listed below, based on the Account balance:


         Appropriate Account Balance                        Payout Period
         ---------------------------------------------------------------------

         Less than $75,000                                     1 Year
         $75,000 but less than $250,000                        3 Years
         More than $250,000                                    5 Years
         =====================================================================


                            ARTICLE XI--MISCELLANEOUS

11.1     Unfunded Plan

         This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of management or highly compensated employees. This Plan is not intended to create an investment contract, but to provide tax planning opportunities and retirement benefits to eligible individuals who have elected to participate in the Plan. Eligible individuals are select members of management who, by virtue of their position with the Bank, are uniquely informed as to the Bank's operations and have the ability to materially affect the Bank's profitability and operations.

11.2     Unsecured General Creditor

         A Participant and his Beneficiary, heir, successor and assign shall have no legal or equitable rights, interest or claims in any property or assets of the Bank, nor shall they be Beneficiaries of, or have any rights, claims or interests in any investment made by the Bank with assets it designates as attributable to the Plan. Such assets of the Bank shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Bank under this Plan. Any and all of the Bank's assets shall be, and remain, the general, unpledged, unrestricted assets of the Bank. The Bank's obligation under the Plan shall be that of an unfunded and unsecured promise of the Bank to pay money in the future.



                 Page 11 NONQUALIFIED DEFERRED COMPENSATION PLAN

11.3     Trust Fund

         The Bank shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Bank may establish one (1) or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Bank's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Bank shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Bank.

11.4     Nonassignability

         Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

11.5     Not a Contract of Employment

         The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Bank and the Participant, and the Participant (or his Beneficiary) shall have no rights against the Bank except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Bank or to interfere with the right of the Bank to discipline or discharge him at any time.

11.6     Withholding

         Any withholding of taxes or other amounts with respect to deferred Compensation which is required by state, federal or local law shall be withheld from the Participant's nondeferred Award with any excess being withheld from the Participant's Salary.

11.7     Governing Law

         The provisions of this Plan shall be construed and interpreted according to the laws of the State of Florida.

11.8     Successors

         The provisions of this Plan shall bind and inure to the benefit of the Bank, its successors and assigns. The term "successors" as used herein shall include any corporate or other business entity, which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Bank, and successors of any such corporation or other business entity.



                 Page 12 NONQUALIFIED DEFERRED COMPENSATION PLAN

         IN WITNESS WHEREOF, the Bank has caused this amended and restated Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the _____ day of ___________________, 1998.


ATTEST:                                FIDELITY FEDERAL SAVINGS BANK OF FLORIDA


                                   By:
---------------------------------      -----------------------------------------
Patricia C. Clager, Secretary          Vince A. Elhilow, President and Chief
                                       Executive Officer



[SEAL]





                 Page 13 NONQUALIFIED DEFERRED COMPENSATION PLAN